EXHIBIT 99.2 Earnings Presentation Q3 2020 November 5, 2020 This presentation contains nLIGHT, Inc. proprietary information. No part of it may be circulated, quoted, or reproduced for distribution without prior written approval from nLIGHT, Inc.

Safe Harbor Statement Certain statements in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA and our expectations regarding customer demand for our products, operating results, and financial position, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) the impact on our sales and operations of public health crises in China, the United States or internationally, including the COVID-19 pandemic, (2) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (3) fluctuations in our quarterly results of operations and other operating measures, (4) downturns in the markets we serve could materially adversely affect our revenues and profitability, (5) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (6) the competitiveness of the markets for our products, (7) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (8) the effect of current and potential tariffs and global trade policies on the cost of our products, (9) our manufacturing capacity and operations may not be appropriate for future levels of demand, (10) our reliance on a small number of customers for a significant portion of our revenues, and (11) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT’s most recent Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. 2

Q3 20 Business Highlights • Record revenues and financial results above the high-end of our outlook – Growth (y-o-y) in all market segments (Microfabrication, Industrial, Aerospace and Defense) – Improving gross margins and profitability • Demand from our customers remain strong despite uncertain macroenvironment • Strong execution and implementation of strategy – Two core strategic focus areas • ROW Industrial: significant growth from key strategic customers • A&D: strong performance from both core A&D business and Nutronics – Continued strength in Microfabrication and growing high-power fiber laser sales in China 3

Revenue | By geography


Quarterly Revenue
$ Millions
$70
$60
$50
$40
$30
$20
$10
$0
$22
$25
$26
$29
$30
$35
$37
$37
$42
$52
$51
$46
$42
$48
$44
$43
$43
$52
$62
29%
41%
40%
40%
40%
43%
40%
38%
36%
46%
33%
32%
33%
38%
40%
35%
28%
41%
31%
71%
59%
60%
60%
60%
57%
60%
62%
64%
54%
67%
68%
67%
62%
60%
65%
72%
59%
69%
China
ROW
Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320

nLIGHT

- Percentages may not total to 100 due to rounding

4

Revenue | By end market

Quarterly Revenue
$ Millions



$70
$60
$50
$40
$30
$20
$10
$0
Q116 $22 28% 51% 19%
Q216 $25 35% 46% 19%
Q316 $26 33% 50% 17%
Q416 $29 38% 42% 20%
Q117 $30 38% 44% 18%
Q217 $35 40% 46% 14%
Q317 $37 42% 45% 14%
Q417 $37 44% 40% 16%
Q118 $42 45% 37% 18%
Q218 $52 49% 38% 13%
Q318 $51 41% 39% 20%
Q418 $46 38% 41% 21%
Q119 $42 43% 35% 22%
Q219 $48 44% 38% 19%
Q319 $44 43% 30% 26%
Q419 $43 43% 26% 30%
Q120 $43 37% 24% 39%
Q220 $52 43% 27% 29%
Q320 $62 35% 23% 42%
Revenue by Market
Q320 vs. Q319 Change
Industrial
+15%
Microfabrication
+6%
Aerospace/Defense
+123%

nLIGHT

- Percentages may not total to 100 due to rounding

5

Industrial | Sales shifting to higher power fiber lasers Fiber Laser Revenue by Power - Quarterly Percent of total fiber laser sales 100% 12% 11% 9% Low Power 17% 14% < 2kW 90% 22% 19% 20% 27% 34% 32% 80% 43% 51% 49% 34% 59% 58% 35% 70% 60% 61% 39% 64% 39% Medium Power 2kW – 5kW 60% 48% 39% 51% 57% 50% 43% 44% 40% 49% 43% 39% 30% 58% 45% 54% High Power 47% 49% 20% 40% 41% 40% 40% >6kW 36% 39% 35% 30% 24% 27% 24% 10% 17% 13% 14% 2% 4% 0% Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 - Percentages may not total to 100 due to rounding 6

Industrial – Welding | Expanded in Europe and Midwest Acquisition of OPI in Turin, Italy – Acquired privately-held OPI Photonics, based in the Italian industrial manufacturing sector – Strong team and technology for complementary optical beam- delivery accessories – Enhances competitiveness of our products in welding and establishes a local presence for European customers New Applications Center in Detroit, Michigan – Expanded footprint to the Detroit metro area, the epicenter of U.S. welding technology – nLIGHT facility includes an apps lab, demo center, and a sales and service depot for the Midwest – Reflects the growing opportunities we see in industrial markets, particularly for welding 7

Industrial – Additive Manufacturing | Programmable Fiber Lasers for AM AFX: the first fiber laser that can switch between a true single-mode beam and other beam profiles – Faster build rates – Better part quality – Lower tool cost These improved economics pave the way for metal additive series production 8

Financial Update

Q3 20 Financial Highlights • Q3 2020 Revenues of $61.7 million – Products revenues of $51.1 million – Development revenues of $10.6 million • Includes revenues from Nutronics of $9.2 million • Q3 2020 Gross Margin of 27.8% – Products gross margin of 32.2% – Development gross margin of 6.5% • Q3 2020 Net Loss of $2.1 million • Q3 2020 Adjusted EBITDA* of $6.2 million • Q3 2020 Operating Cash Flow of $7.7 million • Q3 2020 ending cash balance of $110 million * See Appendix for reconciliation to most directly comparable GAAP measure 10

Gross Margin

Revenue and Gross Margin - Quarterly

$ Millions; % of Revenue



Revenue
GM%
$70
$60
$50
$40
$30
$20
$10
$0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
14.6%
23.9%
21.8%
29.3%
30.0%
30.8%
33.8%
32.8%
34.7%
34.2%
35.4%
35.8%
32.3%
33.0%
29.6%
23.3%
22.0%
25.0%
27.8%
Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320

nLIGHT

11

Operating Expense Operating Expenses* $ Millions; % of Revenue $16 40% $15.0 $15.0 SG&A 35% $14 $13.4 35% $12.9 $13.0 $12.9 R&D $12.5 $12.8 29% 30% $12 $11.4 $11.2 30% 31% $10.4 26% 24% 27% 24% $10 27% 25% 22% 22% 6.4 $8 7.8 6.2 20% 6.1 6.7 7.0 6.9 $6 7.2 15% 6.7 6.3 6.1 $4 8.6 10% 7.2 6.8 7.2 5.8 5.9 5.8 6.0 5.0 $2 4.3 4.7 5% $0 0% Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 * Excluding Stock-based Compensation Expense* See Appendix for additional stock-based compensation information 12

Profitability Summary $ Millions, except per share data Q3 2020 Q3 2019 2019 2018 Net Income (Loss) (2.1) (0.8) (12.9) 13.9 Non-GAAP Net Income* 5.3 0.3 1.1 18.7 EPS (diluted) (0.05) (0.02) (0.35) 0.32 Non-GAAP EPS (diluted)* 0.12 0.01 0.03 0.49 Adjusted EBITDA (non-GAAP)* 6.2 2.7 9.9 30.2 Cash Flow from Operations 7.7 (0.7) (4.2) 3.3 Capital Expenditure (2.4) (2.8) (12.4) (10.6) * See Appendix for reconciliation to most directly comparable GAAP measure 13

Strong Balance Sheet and Working Capital Management Cash and Debt Position ($M) Accounts Receivable ($M) and Inventory ($M) and Days Sales Outstanding (DSO) Days of Inventory (DOI) $175 $168 $50 70 $70 140 128 126 128 61 61 121 115 $149 $45 59 116 $150 $142 $143 57 60 $60 105 120 $139 56 109 $40 $53 98 $49 $51 $125 $121 $117 $116 $35 47 50 $50 $46 100 $110 44 $46 $31 $42 $30 $41 $30 $29 $100 38 $27 $27 $27 40 $40 80 35 $36 $35 $25 $24 $23 $21 $75 30 $30 60 $20 $50 $15 20 $20 40 $10 $25 $16 $15 $15 10 $10 20 $5 $0 $0 $0 $0 $0 $0 $0 $0 0 Q318 Q119 Q319 Q120 Q320 $0 0 Q318 Q119 Q319 Q120 Q320 Q318 Q119 Q319 Q120 Q320 Cash Debt Accounts Receivable DSO Inventory DOI 14

Outlook | Q4 2020 • Q4 2020 Revenues of $59 million to $65 million; midpoint of $62 million – Laser Products: approximately $51 million at midpoint – Advanced Development: approximately $11 million at midpoint • Q4 2020 Gross Margin of 25% to 29% – Includes approximately $600,000 of stock-based compensation – Laser Products: 29% to 33% – Advanced Development: approximately 6.5% • Q4 2020 Operating Expense of approximately $21.5 million – Includes approximately $6.3 million of stock-based compensation and $700,000 of purchased intangibles amortization • Q4 2020 Adjusted EBITDA* of $3 million to $7 million • Q4 Revenues from Nutronics is expected to be approximately $10 million * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated 15 or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Revenue | Track Record of Success and Industry Leading Growth nLIGHT Revenue $ Millions $219 CAGR >20% $200 $191 $177 $150 $139 $101 $100 $87 $63 $50 $0 2014 2015 2016 2017 2018 2019 2020E Note: 2020E based on actual results for Q1-Q3 plus the mid-point of Q4 guidance. 16

Board of Directors | Camille Nichols has joined the nLIGHT Board • Adds relevant Aerospace & Defense experience that will help nLIGHT continue its growth and expansion in the A&D market • Camille had a distinguished career in the U.S. Army with over 20 years of experience in Department of Defense acquisition – Retired as a Major General – Visionary leader of complex global organizations with experience in contracting, operations, procurement, security and research – Managed organizations of 75,000 employees and $175 billion budget – Prior to retirement, served as director of the Sexual Assault Prevention and Response Office of the OSD – Completed operational assignments in South Korea, Southwest Asia and across the U.S. – Awarded Army Project Manager of the Year (2005), Distinguished Service Medal, Bronze Star Medal, and Humanitarian Service • Biographical Information – Enlisted in the U.S. Army directly out of high school to take advantage of the GI Bill – B.S. in Engineering from the United States Military Academy at West Point where she was part of the second class that admitted women – Competed at the 1984 Olympics as a member of the USA Handball team and is currently an Independent Director of USA Team Handball – Masters in Systems Management from the University of Southern California – Ph.D in Engineering Management from The George Washington University 17

Appendix

Key Revenue Metrics (unaudited, USD in thousands) FY 2016 Q117 Q217 Q317 Q417 FY 2017 Q118 Q218 Q318 Q418 FY 2018 Q119 Q219 Q319 Q419 FY 2019 Q120 Q220 Q320 Revenues by end market Industrial 34,674 11,268 13,828 15,208 16,318 56,622 19,146 25,251 20,890 17,476 82,762 18,124 20,920 18,977 18,647 76,669 15,990 22,630 21,880 Microfabrication 47,611 13,214 16,100 16,404 15,168 60,886 15,619 19,497 19,922 19,071 74,109 14,533 18,094 13,280 11,246 57,152 10,419 14,300 14,052 Aerospace and defense 19,040 5,406 4,735 4,935 5,997 21,072 7,703 6,957 10,213 9,615 34,488 9,204 9,034 11,556 13,003 42,798 16,806 15,208 25,800 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 Industrial as % of total 34% 38% 40% 42% 44% 41% 45% 49% 41% 38% 43% 43% 44% 43% 43% 43% 37% 43% 35% Microfabrication as % of total 47% 44% 46% 45% 40% 44% 37% 38% 39% 41% 39% 35% 38% 30% 26% 32% 24% 27% 23% Aerospace and defense as % of total 19% 18% 14% 14% 16% 15% 18% 13% 20% 21% 18% 22% 19% 26% 30% 24% 39% 29% 42% Revenues by geography North America 36,200 9,833 10,036 11,706 14,727 46,302 16,109 16,101 20,101 18,052 70,362 15,697 17,899 16,249 17,217 67,062 21,046 20,494 31,384 China 38,309 12,007 14,905 14,558 14,065 55,535 15,212 23,923 16,683 14,720 70,538 13,725 18,444 17,519 14,883 64,573 12,042 21,495 19,186 Rest of World 26,816 8,047 9,723 10,282 8,691 36,743 11,146 11,682 14,241 13,390 50,459 12,438 11,705 10,045 10,795 44,985 10,127 10,149 11,162 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 North America as % of total 36% 33% 29% 32% 39% 33% 38% 31% 39% 39% 37% 37% 37% 37% 40% 38% 49% 39% 51% China as % of total 38% 40% 43% 40% 38% 40% 36% 46% 33% 32% 37% 33% 38% 40% 35% 37% 28% 41% 31% Rest of World as % of total 26% 27% 28% 28% 23% 27% 26% 23% 28% 29% 26% 30% 24% 23% 25% 25% 23% 19% 18% Fiber laser revenue by power level High-power (>= 6kW) 0% 2% 4% 13% 14% 9% 17% 24% 30% 27% 24% 24% 35% 40% 47% 37% 49% 54% 66% Medium-power (2kW - 5kW) 39% 40% 45% 39% 43% 42% 49% 44% 43% 51% 47% 57% 48% 39% 39% 45% 39% 35% 28% Low-power (< 2kW) 61% 58% 51% 49% 43% 49% 34% 32% 27% 22% 29% 19% 17% 20% 14% 17% 12% 11% 7% - Percentages may not total to 100 due to rounding 20

GAAP to Non-GAAP Reconciliation

(unaudited, in thousands, except per share data)

	FY 2016	Q117	Q217	Q317	Q417	FY 2017	Q118	Q218	Q318	Q418	FY 2018	Q119	Q219	Q319	Q419	FY 2019	Q120	Q220	Q320
Stock-based compensation included in following:																			
Cost of revenues		9	6	15	16	46	22	62	183	189	456	209	267	340	385	1,201	345	339	505
Research and development		14	14	18	20	66	25	200	513	555	1,293	558	711	424	1,606	3,299	1,782	2,275	2,545
Sales, general, and administrative		50	55	76	76	257	115	544	1,207	1,190	3,056	1,142	1,403	315	2,370	5,230	1,636	3,423	3,633
Total stock-based compensation	308	73	75	109	112	369	162	806	1,903	1,934	4,805	1,909	2,381	1,079	4,361	9,730	3,763	6,037	6,683
Net income (loss)	(14,202)	(1,213)	(287)	2,244	1,093	1,837	2,916	4,653	4,009	2,360	13,938	(1,235)	(155)	(778)	(10,716)	(12,884)	(7,475)	(6,830)	(2,110)
Income tax expense	1,882	1,156	1,084	1,236	1,382	4,858	1,149	848	839	764	3,600	1,753	793	837	2,736	6,119	905	418	(1,485)
Other (income) expense	753	167	630	1,043	(6)	1,834	(76)	42	537	(250)	253	(820)	907	(90)	(532)	(535)	116	298	(477)
Interest expense, net	2,229	502	469	76	222	1,269	219	6	(298)	(655)	(728)	(750)	(740)	(665)	(454)	(2,609)	(283)	65	96
Depreciation and amortization	8,099	1,950	1,959	1,890	2,123	7,922	1,946	2,172	2,194	1,976	8,288	2,212	2,269	2,313	2,770	9,564	3,161	3,268	3,504
Stock-based compensation	308	73	75	109	112	369	162	806	1,903	1,934	4,805	1,909	2,381	1,079	4,361	9,730	3,763	6,037	6,683
Acquisition and integration-related costs	0	0	0	0	0	0	0	0	0	0	0	0	0	0	470	470	50	0	0
Adjusted EBITDA	(931)	2,635	3,930	6,598	4,926	18,089	6,316	8,527	9,184	6,129	30,156	3,069	5,455	2,696	(1,365)	9,855	237	3,256	6,211
Net income (loss)		(1,213)	(287)	2,244	1,093	1,837	2,916	4,653	4,009	2,360	13,938	(1,235)	(155)	(778)	(10,716)	(12,884)	(7,475)	(6,830)	(2,110)
Add back																			
Stock-based compensation (1)		73	75	109	112	369	162	806	1,903	1,934	4,805	1,909	2,381	1,079	4,361	9,730	3,763	6,037	6,683
Valuation allowance on foreign deferred tax assets		0	0	0	0	0	0	0	0	0	0	0	0	0	3,423	3,423	0	0	0
Acquisition and integration-related costs		0	0	0	0	0	0	0	0	0	0	0	0	0	470	470	50	0	0
Amortization of purchased intangibles		0	0	0	0	0	0	0	0	0	0	0	0	0	328	328	656	656	696
Non-GAAP net income		(1,140)	(212)	2,353	1,205	2,206	3,078	5,459	5,912	4,294	18,743	674	2,226	301	(2,134)	1,067	(3,006)	(137)	5,269
GAAP weighted average shares outstanding		2,600	2,626	2,751	2,954	2,735	3,031	24,491	35,007	36,441	24,862	36,694	37,065	37,262	37,463	37,119	37,846	38,177	38,558
Assumed conversion of convertible preferred stock to common stock		19,837	23,044	24,642	24,642	23,095	24,642	7,940	0	0	8,056	0	0	0	0	0	0	0	0
Participating securities		0	0	0	0	0	0	0	0	0	0	0	0	444	0	319	0	0	629
Non-GAAP weighted average number of shares, basic		22,437	25,670	27,393	27,596	25,830	27,673	32,431	35,007	36,441	32,918	36,694	37,065	37,706	37,463	37,438	37,846	38,177	39,187
Dilutive effect of common stock equivalents		0	0	3,115	4,285	3,294	4,492	5,265	5,325	4,798	5,097	4,585	4,391	4,016	0	4,360	0	0	4,290
Non-GAAP weighted average number of shares, diluted		22,437	25,670	30,508	31,881	29,124	32,165	37,696	40,332	41,239	38,015	41,279	41,456	41,722	37,463	41,798	37,846	38,177	43,477
Non-GAAP net income per share, basic		(0.05)	(0.01)	0.09	0.04	0.09	0.11	0.17	0.17	0.12	0.57	0.02	0.06	0.01	(0.06)	0.03	(0.08)	0.00	0.13
Non-GAAP net income per share, diluted		(0.05)	(0.01)	0.08	0.04	0.08	0.10	0.14	0.15	0.10	0.49	0.02	0.05	0.01	(0.06)	0.03	(0.08)	0.00	0.12

(1) There is no income tax effect related to the stock-based compensation adjustment due to the full valuation allowance in the U.S.

nLIGHT

21

Reporting Segments Results for Quarter Ended September 30, 2020 $ Thousands Laser Products Advanced Development Revenue $51,117 $10,615 Gross Profit* $16,472 $688 Gross Margin 32.2% 6.5% Laser Products Advanced Development • Sales of our semiconductor lasers, fiber lasers, • Revenue earned from research and and optical fibers development contracts, predominantly with the • Includes all revenue from industrial and U.S. government microfabrication end markets • Includes revenue from Nutronics and our legacy • Includes majority of traditional aerospace and advanced technology work defense end market sales, including directed • Gross margin expected to be approximately 7% energy product / component sales over the near-term as revenue predominantly • Gross margin reflects traditional commercial cost-plus-fixed-fee contracts pricing arrangements and will vary with volumes and mix 22

COVID-19 Crisis Management Priorities 1 Protect health of our employees and support our community 2 Maintain operations and service to support our customers Implement new remote engagement processes for sales, supply chain, internal 3 management 23